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                                                                    EXHIBIT 3.31

Form BCA-2.10                           ARTICLES OF INCORPORATION

(Rev. Jan. 1995)                        This space for use by Secretary of State
                                                                                        SUBMIT IN DUPLICATE!
George H. Ryan                          FILED
Secretary of State                                                                      THIS SPACE FOR USE BY
Department of Business Services         SEP 3 1998                                        SECRETARY OF STATE
Springfield, IL 62756                                                                   Date 9.3.98

Payment must be made by certified                                                       Franchise Tax $ [ILLEGIBLE]
check, cashier's check,                 GEORGE H. RYAN                                  Filling Fee $ [ILLEGIBLE]
Illinois attorney's check, Illinois     SECRETARY OF STATE
C.P.A's check or money order,                                                           Approved: [ILLEGIBLE]
payable to "Secretary of State."

1.    CORPORATE NAME: Florida Recycling Services, Inc.

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      (The corporate name must contain the word "corporation," "company,"
      "incorporated," "limited" or an abbreviation thereof.)

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

2.    Initial Registered Agent: Matthew                             J.                 Carmody
                                ----------------------------------------------------------------
                                First Name                       Middle Initial       Last name

      Initial Registered Office: 10644 South Western Avenue

                                 ---------------------------------------------------------------
                                 Number                          Street               Suite #

                                 Chicago          IL             60643                Cook
                                 ---------------------------------------------------------------
                                 City                            Zip Code             County

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      Purpose or purposes for which the corporation is organized:
      (If not sufficient space to cover this point, add one or more sheets of this size.)

            The transaction of any or all lawful businesses for which corporations may be incorporated under the Illinois Business Corporation Act of 1983, as amended.

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4.    Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                Par Value            Number of Shares             Number of Shares          Consideration to be
Class           per Share               Authorized              Proposed to be Issued        Received Therefor
-----           ---------            ----------------           ---------------------       -------------------
Common          $    None                 1,000                         100                     $    1,000
                ---------                 -----                         ---                     ----------
                                                                                        TOTAL = $    1,000

      Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
      (If not sufficient space to cover this point, add one or more sheets of this size.)



Please return to:
Ms. Meeghan M. O'Donnell
Vedder Price Kaufman & Kammholz
222 N. LaSalle St., #2300
Chicago, IL 60601

5. OPTIONAL: (a)   Number of directors constituting the initial board of
                   directors of the corporation:___________________.

             (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:
                   Name            Residential Address          City, State, ZIP
             -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------

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6. OPTIONAL: (a)   It is estimated that the
                   value of all property to
                   be owned by the
                   corporation for the
                   following year wherever
                   Located will be:              $______________________________

             (b)   It is estimated that the
                   value of the property to
                   be located within the
                   State of Illinois during
                   the following year will
                   be:                           $______________________________

             (c)   It is estimated that the
                   gross amount of business
                   that will be transacted by
                   the corporation during the
                   following year will be:       $______________________________

             (d)   It is estimated that the
                   gross amount of business
                   that will be transacted
                   from places of business in
                   the State of Illinois
                   during the following year
                   will be:                      $______________________________

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7. OPTIONAL: OTHER PROVISIONS
             Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

8.                  NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated September 2, 1998.
      -------------------------

          SIGNATURE AND NAME                      ADDRESS

   1. /s/ Meeghan M. O'Donnell          1. 222 N. LaSalle St., Suite 2300
      -------------------------            -------------------------------------
      Signature                            Street

      Meeghan M. O'Donnell                 Chicago          IL           60601
      -------------------------            -------------------------------------
      (Type or Print Name)                 City/Town       State        Zip Code

   2. _________________________         2. _____________________________________
      Signature                            Street

      _________________________            _____________________________________
      (Type or Print Name)                 City/Town       State        Zip Code

   3. _________________________         3. _____________________________________
      Signature                            Street

      _________________________            _____________________________________
      (Type or Print Name)                 City/Town       State        Zip Code


(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.
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                                  FEE SCHEDULE

      - The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.

      -     The filing fee is $75.

      - The MINIMUM TOTAL DUE (franchise tax + filing fee) is $100. (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

      - The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary
            Illinois Secretary of State Springfield, IL 62756
            Department of Business Services Telephone (217) 782-9522 or 782-9523